MERCURY SYSTEMS™

INNOVATION THAT MATTERS™



Jefferies 2013 Global Industrial and A&D Conference

Mark Aslett
President and CEO

Kevin Bisson
SVP and CFO

August 14, 2013

Forward-looking safe harbor statement

This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to business performance and the Company's plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words "may," "will," "could," "should," "would," "plans," "expects," "anticipates," "continue," "estimate," "project," "intend," "likely," "forecast," "probable" and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing of such funding, general economic and business conditions, including unforeseen weakness in the Company's markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in the U.S. Government's interpretation of federal procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions and restructurings or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, changes to export regulations, increases in tax rates, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2012. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.

Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA and free cash flow, which are non-GAAP financial measures. Adjusted EBITDA excludes certain non-cash and other specified charges. Free cash flow is defined as cash flow from operating activities less capital expenditures. The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of adjusted EBITDA and free cash flow is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes the adjusted EBITDA and free cash flow financial measures assist in providing a more complete understanding of the Company's underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company's business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto.

Introducing Mercury Systems

- MRCY on NASDAQ
- Real-time image, signal, Big Data processing subsystems
- Commercial Item company; unique business model
- Focused on Defense and Intelligence priorities
- Deployed on ~300 programs with 25+ Primes
- FY13 $209M revenues; 750+ employees
- Defense revenue 76% growth (15% CAGR) FY08–FY12



Best-of-breed provider of sensor and Big Data processing solutions

Defense industry environment will remain challenging

- Sequestration implemented for remainder of GFY13
- Potential for a continuing resolution beginning GFY14
- New DoD roles and missions announced
  - Smaller force structure to protect readiness
  - Increased investment in key areas e.g. ISR, EW
  - Build capacity and capability of international partners
- Strategic Choices & Management Review (SCMR)
- Defense procurement reform underway

… due to budget and political uncertainty

Mercury investor highlights

Leading Market Position	Pure-play C4ISR electronics company embedded on a diverse mix of programs and platforms aligned with existing and emerging priorities
Differentiated Capabilities	Best-of-breed provider of open sensor and Big Data processing subsystems to defense Primes and to the Intelligence Community
Favorable Macro Industry Trends	Increased ISR use, shift to onboard processing / exploitation, new EW threats and Big Data driving greater demand for Mercury solutions
Unique Business Model	Well positioned to benefit from DoD procurement reform and slower defense spending, which are increasing outsourcing by defense Primes
Proven Management Team	Well-defined strategy with a demonstrated track record of double-digit defense revenue growth and improved profitability
Well Positioned for Growth	Successful transformation has positioned the business for rebound in organic growth supplemented through strategic acquisitions

Growth strategy summary

1. Innovation of sensor and Big Data processing hardware, software and services
2. Maximize existing customers and selectively penetrate new accounts
3. New program and platform penetration and content expansion design wins
4. Evolve value delivery for customer outsourcing and supply chain consolidation
5. Acquire and partner to scale defense and intelligence businesses

Mercury has strategically positioned its business to grow

We are the only commercial item company with the end-to-end capabilities and differentiated technology …


RACE++ Boards
From
ACQUIRE
DIGITIZE
PROCESS
STORE
EXPLOIT
DISSEMINATE
Open Sensor Processing Subsystems
Services and Systems Integration
To
ACQUIRE
DIGITIZE
PROCESS
STORE
EXPLOIT
DISSEMINATE

… to build today's sophisticated sensor processing subsystems targeting new platforms or upgrades

Increased demand for ISR and rapidly evolving threats …

- More and better sensors. Overwhelming data.
- EW: new and rapidly evolving threats
- Radar: smaller, faster targets. New technologies
- EO/IR: leap in resolution, onboard exploitation and real-time tactical access
- C4I: Net-centric command, control and collaboration
- Time to actionable intelligence key


EW


Radar


EO/IR


C4I

… drive demand for our onboard sensor processing solutions

We are deployed on 300+ programs with 25+ Primes

- NORTHROP GRUMMAN
- LOCKHEED MARTIN
- BAE SYSTEMS
- argon ST
- BOEING
- Raytheon
- TELEPHONICS® A Griffon Company
- NATIONAL SECURITY AGENCY UNITED STATES OF AMERICA
- SNC SIERRA NEVADA CORPORATION
- ITT EXELIS
- UTC Aerospace Systems
- GENERAL ATOMICS

RADAR | **EW** | **EO/IR – C4I**


F-16
F-15
F-16
F-35
AH-64 Apache
Reaper
Gorgon Stare
BAMS; NATO AGS
Global Hawk
Global Hawk
F-35
Patriot
Badger/Buzzard
P-8
AEGIS
AEGIS Ashore
SEWIP
Shadow

Aegis ballistic missile defense: SPY-1 BMD Radar

Countering rogue nations' ballistic missile threats

- Highest performance radar processor Application Ready Subsystem
- $32M booked in FY13, $117M+ booked to date
- Expected domestic and FMS remaining potential value $100M-$125M*
- AMDR selection in 2013
  - SPY-1 replacement Radar
  - GFY16 introduction
  - Partnered with Lockheed (AEGIS incumbent)


70

Mercury's largest single program in production to date

* Remaining potential value is a projection based upon our current assumptions regarding the system configuration, potential future design wins, our average sales price, the number of platforms and/or the number of potential retrofits, as well as the potential for FMS sales - all of which could change materially as and when new information becomes available.

SEWIP: Countering new emerging peer threats

Providing best-of-breed RF, microwave and digital receiver subsystems

- Naval surface fleet EW upgrade
- Block 2:
  - Upgrade to AN/SLQ-32 passive detection
  - Partnered with Lockheed
  - Began LRIP in FY13
  - Expected remaining potential value $300M-$375M*
- Block 3:
  - Electronic attack upgrade
  - Lockheed and Raytheon partnering
  - Selection expected CY2013



Strong partnership with Prime driving Mercury content expansion

* Remaining potential value is a projection based upon our current assumptions regarding the system configuration, potential future design wins, our average sales price, the number of platforms and/or the number of potential retrofits, as well as the potential for FMS sales - all of which could change materially as and when new information becomes available.

Patriot missile defense: Next-generation ground radar

Services-led design win – Prime outsourcing example

- Sophisticated radar processor Application Ready Subsystem
- Production FMS awards received to date: $40M
  - UAE, Taiwan, Saudi Arabia
- Potential future FMS awards
  - Up to 15 countries
  - Qatar & Kuwait expected FY14
- US Army Patriot upgrade
  - US Army selected Patriot
  - Well supported in budget
  - Initial order received
- Expected remaining potential value $90M-$100M*



Program in production; FMS and US Army upgrade driving growth

* Remaining potential value is a projection based upon our current assumptions regarding the system configuration, potential future design wins, our average sales price, the number of platforms and/or the number of potential retrofits, as well as the potential for FMS sales - all of which could change materially as and when new information becomes available.

Mercury program value drivers

Program	Potential Value[1]	Event	Expected Timing
AMDR*	$300M - $375M+	– Sole-source engineering development contract	2H CY13
SEWIP Block 3*	$150M - $175M	– Sole-source engineering development contract	Q4 CY13 to Q1 CY14
F-16 AESA Radar Upgrade	$90M - $120M	– Northrop selected for US Air Force and Taiwan – Awaiting initial order	Won
E-2D Advanced Hawkeye Radar Upgrade	$35M - $105M	– Awaiting initial order – Tech insertion timing TBD	H1 FY14
Patriot US Army	~$50M	– US Army selected Patriot – Initial order received	Won

Notes:

(1) Potential value is a projection based upon our current assumptions regarding the system configuration, potential future design wins, our average sales price, the number of platforms and/or the number of potential retrofits, as well as the potential for FMS sales - all of which could change materially as and when new information becomes available.

(2) Programs with (*) are currently being competed among multiple primes. This assumes that our customer is down-selected for the program by the DoD.

Outsourcing by large defense Prime contractors could substantially increase our market opportunity

- Reduce risk given firm-fixed price contracts
- Address high-fixed cost operating model
- Increase success rate on new programs and production recompetes
- Develop differentiated, more affordable solutions with fewer internal R&D dollars
- Compress upgrade development and deployment cycles
- Consolidate supply base at subsystem level



Primes retaining platform system design & integration
Primes reducing in-house engineering while consolidating supply chain for subsystem design & integration
ACQUIRE
DIGITIZE
PROCESS
STORE
EXPLOIT
DISSEMINATE
Component deliveries
Catalog orders
RF component / assembly consolidation
Embedded computing consolidation

Mercury has strategically positioned its business to help

Through acquisition we have created a unique, scalable microwave, RF and digital solutions platform

Sensor Processing Chain



ACQUIRE	DIGITIZE	PROCESS	STORE	EXPLOIT	DISSEMINATE/ ECM

RF acquisition targets:
RF transmitters / receivers
Power amplifiers
Synthesizers
DRFM

Exploitation and Fusion

Tailored feeds directly to field forces or ECM

MICRONETICS LINX KOR ELECTRONICS

Paragon Dynamics KOR ELECTRONICS MICRONETICS

We view our market opportunity as providing end-to-end, open sensor processing subsystems to the Primes

Well positioned for market rebound

- Focused on important defense and intelligence priorities
- Well positioned on key programs and platforms
- Capabilities help address today's and tomorrow's threats
- Business model aligned with defense procurement reform
- Outsourcing partner to Primes for open sensor subsystems
- Pursuing acquisitions, when end market conditions improve, to gain additional capability and scale

INNOVATION THAT MATTERS™







Financial Overview

Revenue summary by market

Defense revenue CAGR of 15% FY08-FY12



Revenue ($M)
Defense
Commercial
250
200
150
100
50
0
190
60
130
189
44
145
200
42
158
229
48
181
245
15
230
FY08
FY09
FY10
FY11
FY12

Notes:
- FY08-10 figures adjusted for discontinued operations.

Adjusted EBITDA more than doubled FY08-FY12



Adj. EBITDA ($M, %)
EBITDA Margin %
60
50
40
30
20
10
0
23
23
30
41
49
12%
12%
15%
18%
20%
FY08
FY09
FY10
FY11
FY12

Notes:

- FY08-FY09 figures are as reported in the Company's fiscal 2010 Form 10K. FY10-12 figures are as reported in the Company's fiscal 2012 Form 10K.
- Adjusted EBITDA excludes interest income and expense, income taxes, depreciation, amortization of acquired intangible assets, restructuring expense, impairment of long-lived assets, acquisition and other related expenses, fair value adjustments from purchase accounting, and stock-based compensation costs.

Achieved historic target business model in FY12

GAAP	FY08	FY09	FY10	FY11	FY12	Historic Target Business Model
Revenue	100%	100%	100%	100%	100%	100%
Gross Margin	58%	56%	56%	57%	56%	54+%
SG&A and other OPEX(1)	37%	29%	27%	26%	25%	Low-mid 20's
R&D	24%	22%	21%	19%	19%	High Teens
Operating Income	(3%)	4%	9%	11%	12%	12-13%
Adj. EBITDA	12%	12%	15%	18%	20%	17-18%

(1) Other OPEX includes Amortization of Acquired Intangible Assets, Impairment of Goodwill and Long Lived Assets, Change in the fair value of the liability related to the LNX earn-out, Restructuring, Gain on Sale of Long Lived Assets, and Acquisition Costs and Other Related Expenses.

Healthy balance sheet with sufficient liquidity

No debt and expanded credit facility


Cash and Marketable Securities ($M)
200
180
160
140
120
100
80
60
40
20
0
163
23
(70)
116
(74)
(3)
39
FY11 Ending
Free Cash Flow & Other
KOR Acq
FY12 Ending
Micronetics Acq
Free Cash Flow & Other
FY13 Ending

Other financing sources available

- $500M Shelf Registration
- $200M senior unsecured revolving line of credit (no drawdowns)

Defense industry headwinds in FY13

- Adversely impacted bookings and revenue levels
- Restructuring actions lead to more than $25M of annualized savings
- Forecasted revenue more conservatively; emphasis on building backlog
- Focused on managing expenses and working capital to preserve liquidity
- Improved FY13 second half financial performance

Substantial operating leverage when defense market rebounds

Second half FY13 recovery

GAAP ($M)	FY13 H1	FY13 H2	% Change	FY13
Bookings	103.9	116.7	12%	220.6
Revenue	99.2	109.6	10%	208.8
Gross Margin %	38%	41%	3 pts	40%
EPS	(0.40)	(0.04)	90%	(0.44)
Adj. EBITDA	2.7	9.0	242%	11.7
Operating Cash Flow	(8.4)	6.5	N/A	(1.9)

Entering FY14 with record backlog

Significant growth in FY13



Mercury Ending Backlog ($M)
160
140
120
100
80
60
40
20
0
98
105
87
105
140
34% Increase
FY09
FY10
FY11
FY12
FY13

Q1 FY14 guidance (as of August 6, 2013)[1]

	Q4 FY13 Actual	Quarter Ending September 30, 2013	
		Low	High
Revenue	**$55**	**$48**	**$54**
GAAP EPS (Continuing)	**($0.07)**	**($0.14)**	**($0.08)**
Adj EBITDA	**$3.8**	**$0.1**	**$3.2**
Note - Adj EBITDA Adjustments:			
Net income (Continuing)	**(2.0)**	**(4.5)**	**(2.4)**
Interest (income) expense, net	**0.0**	**0.0**	**0.0**
Income tax (benefit) expense	**(1.8)**	**(2.9)**	**(1.9)**
Depreciation	**2.0**	**2.1**	**2.1**
Amortization of acquired intangible assets	**2.3**	**2.1**	**2.1**
Restructuring expenses	**1.6**	**0.0**	**0.0**
Stock-based compensation cost	**1.7**	**3.3**	**3.3**
Adj EBITDA	**$3.8**	**$0.1**	**$3.2**

Notes:
(1) The guidance included herein is from the Company's earnings release and is as of the date of the earnings release. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance.

Guidance: Strong performance track record

		Q1		Q2		Q3		Q4	
		Reported	Guidance	Reported	Guidance	Reported	Guidance	Reported	Guidance
2010	Revenue ($M)	47.4	43.0-45.0	45.2	40.0-42.0	43.6	41.0-43.0	63.6	58.0-60.0
	EPS ($)	0.19	0.03-0.08	0.08	(0.08)-(0.04)	0.16	(0.15)-(0.11)	0.77	0.25-0.28
2011	Revenue ($M)	52.1	48.0-50.0	55.5	54.0-55.0	59.9	58.0-60.0	61.2	57.0-59.0
	EPS ($)	0.16	0.03-0.06	0.22	0.10-0.12	0.20	0.16-0.18	0.14	0.11-0.13
2012	Revenue ($M)	49.1	54.0-56.0	68.0	67.0-69.0	67.0	65.0-68.0	60.9	60.0-66.0
	EPS ($)	0.09	0.10-0.12	0.30	0.24-0.27	0.17	0.09-0.11	0.19	0.04-0.10
2013	Revenue ($M)	49.4	51.0-57.0	49.8	43.0-49.0	54.1	44.0-50.0	55.4	48.0-54.0
	EPS ($)	(0.24)	(0.05)-0.00	(0.16)	(0.24)-(0.17)	$0.03	(0.08)-(0.02)	(0.07)	(0.13)-(0.07)
2014	Revenue ($M)		48.0-54.0(1)						
	EPS ($)		(0.14)-(0.08)(1)						

Notes:
(1) The guidance included herein is from the Company's earnings release and is as of the date of the earnings release. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance.

Updated business model raises Adjusted EBITDA target

In a more normalized industry environment

GAAP	FY12	FY13	Current Target Business Model
Revenue	100%	100%	100%
Gross Margin	56%	40%	45-50%
SG&A and other OPEX[(1)]	25%	31%	Low 20's
R&D	19%	16%	11-13%
Amortization[(2)]	0%	4%	2-3%
Operating Income	12%	(11%)	12-13%
Adj EBITDA	20%	6%	18-22%

(1) Other OPEX includes, Impairment of Goodwill and Long Lived Assets, Change in the fair value of the liability related to the LNX earn-out, Restructuring, Gain on Sale of Long Lived Assets, and Acquisition Costs and Other Related Expenses.

(2) Amortization includes fair value adjustment from purchase accounting and $4.9M LNX earnout reversal in FY12.

Financial summary

- 15% Defense revenue CAGR FY08-FY12
- Profitability restored and improved through FY12
- Exceeded historic target model in FY12; new targets established
- Healthy balance sheet; zero debt; $200M revolving credit facility
- Aggressive cost reduction in FY13 to address industry challenges
- Improved FY13 second half financial performance; strong backlog
- Substantial operating leverage when industry conditions normalize

INNOVATION THAT MATTERS™











Appendix

Adjusted EBITDA reconciliation

(000'S)	Years Ended June 30, 2008	2009	2010	2011	2012	2013
Income (loss) from continuing operations	$ (4,437)	$ 7,909	$ 28,069	$ 18,507	$ 22,619	$ (13,208)
Interest expense (income), net	(3,129)	492	(151)	45	27	31
Income tax expense (benefit)	3,710	109	(9,377)	8,060	9,152	(9,954)
Depreciation	7,372	5,640	5,147	6,364	7,859	8,492
Amortization of acquired intangible assets	5,146	2,414	1,710	1,984	3,799	8,717
Restructuring	4,454	1,712	231	—	2,821	7,056
Impairment of long-lived assets	561	—	211	150	—	—
Acquisition costs and other related expenses	—	—	—	412	1,219	318
Fair value adjustments from purchase accounting	—	—	—	(219)	(5,238)	2,293
Stock-based compensation costs	8,848	4,582	4,016	5,580	6,616	7,940
Adjusted EBITDA	$ 22,525	$ 22,858	$ 29,856	$ 40,883	$ 48,874	$ 11,685

Free cash flow reconciliation

	Years Ended June 30					
	2008	2009	2010	2011	2012	2013
Cash flows from operating activities	$ 13,726	$ 11,199	$ 15,708	$ 31,474	$ 31,869	$ (1,871)
Capital expenditures	(4,625)	(4,126)	(7,334)	(8,825)	(9,427)	(3,880)
Free cash flow	$ 9,101	$ 7,073	$ 8,374	$ 22,649	$ 22,442	$ (5,751)